                                                                    EXHIBIT 10.4

================================================================================


                                    FORM OF

                                   EMPLOYEE

                                   BENEFITS

                             ALLOCATION AGREEMENT

                                    BETWEEN

                               OLIN CORPORATION

                                      AND

                             ARCH CHEMICALS, INC.



================================================================================

                               TABLE OF CONTENTS


                                   ARTICLE I

                                  Definitions
                                  -----------


Section 1.1.  General..............................................   1


                                  ARTICLE II

                          U.S. Plans and Stock Plans
                          --------------------------

Section 2.1.  Qualified Retirement Plan............................   8

Section 2.2.  Supplemental Retirement Plans and
              Employment Agreements................................  11

Section 2.3.  Qualified Defined Contribution Plan..................  13

Section 2.4.  Welfare Plans........................................  14

Section 2.5.  Options..............................................  17

Section 2.6.  Executive and Director Compensation
                Plans..............................................  20


                                  ARTICLE III

                                 Foreign Plans
                                 -------------

Section 3.1.  General Principles...................................  22

Section 3.2.  Exceptions to General Principles.....................  22


                                  ARTICLE IV

                              General Provisions
                              ------------------

Section 4.1.  Employment Transfers; Severance Pay..................  23

Section 4.2.  Recognition of Olin Employment
              Service, Etc.........................................  23

Section 4.3.  Workers' Compensation................................  24


                                   ARTICLE V

                                 Miscellaneous
                                 -------------

Section 5.1.  Guarantee of Subsidiaries'
              Obligations..........................................  24

Section 5.2.  Disputes.............................................  24

Section 5.3.  Sharing of Information...............................  24

Section 5.4.  Termination..........................................  25

Section 5.5.  Rights to Amend or Terminate Plans;
              No Third Party Beneficiaries.........................  25

Section 5.6.  Complete Agreement...................................  25

Section 5.7.  Governing Law........................................  25

Section 5.8.  Notices..............................................  26

Section 5.9.  Amendment and Modification...........................  26

Section 5.10. Successors and Assigns...............................  26

Section 5.11. Consent to Jurisdiction..............................  27

Section 5.12. Counterparts.........................................  27

Section 5.13. Interpretation.......................................  27

Section 5.14. Legal Enforceability.................................  28

Section 5.15. References, Construction.............................  28

                         EMPLOYEE BENEFITS ALLOCATION AGREEMENT, dated as of
               February 8, 1999, by and between Olin Corporation, a Virginia corporation ("Olin"), and Arch Chemicals, Inc., a Virginia corporation ("Arch").


                             W I T N E S S E T H:

          WHEREAS Olin and Arch have entered into that certain Distribution Agreement dated as of the date hereof, between Olin and Arch (the "Distribution Agreement"), providing for the distribution to the holders of the issued and outstanding shares of common stock, par value $1.00 per share, of Olin ("Olin Common Stock") all of the issued and outstanding shares of common stock, par value $1.00 per share, of Arch ("Arch Common Stock");

          WHEREAS the Distribution is intended to qualify as a tax-free transaction under Sections 355 and 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code");

          WHEREAS the Distribution Agreement, among other things, sets forth the principal corporate transactions required to effect the Distribution and sets forth other agreements that will govern certain other matters prior to and following the Distribution; and

          WHEREAS in connection with the Distribution and pursuant to the Distribution Agreement, Olin and Arch desire to provide for the allocation of assets and Liabilities and other matters relating to employee benefit plans and compensation arrangements.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions
                                  -----------

          Section 1.1.  General.  Any capitalized terms that are used in this
                        --------
Agreement but not defined herein (other than the names of Olin employee benefit plans) shall have the meanings set forth in the Distribution Agreement, and, as used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Agreement":  this Employee Benefits Allocation Agreement.
           ---------

          "Alternate Payee":  an alternate payee under a domestic relations
           ---------------
order which has been determined by the appropriate Plan administrator to be qualified under Section 414(p) of the Code and Section 206(d) of ERISA and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under any Plan, or an alternate recipient under a medical child support order which has been determined by the appropriate Plan administrator to be qualified under Section 609(a) of ERISA and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any Plan.

          "Arch":  defined in the preamble.
           ----

          "Arch Common Stock":  defined in the recitals.
           -----------------

          "Arch Employee":  any individual who is, as of the Distribution Date,
           -------------
identified on the records of Arch as being, an Employee of any member of the Arch Group (including an individual who is receiving long-term disability benefits on the Distribution Date and whose most recent active employment was with any member of the Pre-Distribution Group in the Arch Business). If such an individual has received notice of layoff or termination from Olin or any of its Affiliates prior to the Distribution Date, he or she shall not be considered to be an Arch Employee on the Distribution Date if he or she is listed on Schedule A hereto. Individuals who are leased to Arch by Olin as of the Distribution Date are not considered Arch Employees.

          "Arch Foreign Plan":  a Foreign Plan provided by, contributed to or
           -----------------
sponsored by one or more members of the Arch Group.

          "Arch Former Employee":  any individual who is, as of the Distribution
           --------------------
Date, identified on the records of Olin as being an Arch Former Employee, which identification shall have been made based upon a good faith determination by Olin and Arch that (i) such individual was, at any time before the Distribution Date, an employee of any member of the Pre-Distribution Group, (ii) such individual is not an Olin Employee or an Arch Employee, and (iii) such individual's most recent active employment was with any such member of the Arch Business; provided that, if at any time on or before December 31, 1999, Arch and
          --------
Olin determine that any one or more individuals were identified as Arch Former Employees in error and should have been identified as Olin Former Employees and agree to correct such error, such individuals shall be considered Olin Former Employees and Arch and Olin shall use their reasonable best efforts to implement the terms of this Agreement as they apply to such individuals as if such individuals had been correctly identified as of the Distribution Date.

          "Arch Group":  Arch and its Subsidiaries after the Distribution.
           ----------

          "Arch Option":  an option to purchase from Arch shares of Arch Common
           -----------
Stock provided to an Arch Participant or an Olin Participant pursuant to Section 2.5.

          "Arch Participant":  any individual who is an Arch Employee, an Arch
           ----------------
Former Employee, or a Beneficiary of such an individual.

          "Arch Ratio":  the amount obtained by dividing (i) the opening price
           ----------
on the first day of regular way trading of the Arch Common Stock on the NYSE Composite Tape, as reported in The Wall Street Journal, by (ii) the closing price on the last day of trading of Olin Common Stock with due bills on the NYSE Composite Tape, as reported in The Wall Street Journal.

          "Arch Restricted Stock Units":  units representing shares of Arch
           ---------------------------
Common Stock granted pursuant to an Arch Plan.

          "Arch SAR":  a stock appreciation right granted with respect to Arch
           --------
Common Stock in accordance with Section 2.5.

          "Arch SIP":  the Qualified Plan established by Arch pursuant to
           --------
Section 2.3(a).

          "Arch U.S. Welfare Plan":  an Arch Welfare Plan that is a U.S. Plan.
           ----------------------

          "Arch Welfare Plan":  a Welfare Plan sponsored by one or more members
           -----------------
of the Arch Group.

          "Assigned Split Dollar Policies":  defined in Section 2.4(c).
           ------------------------------

          "Beneficiary":  a beneficiary, dependent or Alternate Payee or estate
           -----------
of a participant in a Plan, in each case in his, her or its capacity as such a beneficiary, dependent, Alternate Payee or estate.

          "Code":  defined in the recitals.
           ----

          "Deferred Compensation Plan":  a Plan, other than a Qualified Plan or
           --------------------------
a Supplemental Retirement Plan, providing deferred compensation.

          "Distribution Agreement":  defined in the recitals.
           ----------------------

          "Distribution Ratio": the ratio of one share of Arch Common Stock to
           ------------------
two shares of Olin Common Stock.

          "Employee":  with respect to any entity, an individual who is
           --------
considered, according to the payroll and other records of such entity, to be employed by such entity, regardless of whether such individual is, at the relevant time, actively at work or on leave of absence (including vacation, holiday, sick leave, family and medical leave, disability leave, military leave, jury duty, and any other leave of absence or similar interruption of active employment that is not considered, according to the policies or practices of such entity, to have resulted in a permanent termination of such individual's employment).

          "Enrolled Actuary":  with respect to all U.S. Plans, The Segal
           ----------------
Company, and, with respect to all Foreign Plans, an enrolled actuary or other party making actuarial or similar determinations pursuant to this Agreement with respect to assets or Liabilities relating to a particular employee benefit plan selected by Olin with the approval of Arch, which approval shall not be unreasonably withheld.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
amended, or any successor legislation, and the regulations promulgated thereunder.

          "Foreign Plan":  any Plan maintained outside of the United States
           ------------
primarily for the benefit of individuals substantially all of whom are nonresident aliens with respect to the United States.

          "New Olin Option":  defined in Section 2.5(b).
           ---------------

          "Olin":  defined in the preamble.
           ----

          "Olin CEOP":  the Olin Corporation Contributing Employee Ownership
           ---------
Plan.

          "Olin CEOP Trust":  the trust established to fund the Olin CEOP.
           ---------------

          "Olin Common Stock":  defined in the recitals.
           -----------------

          "Olin Employee":  any individual who is, as of the Distribution Date,
           -------------
identified on the records of Olin as being an Employee of any member of the Olin Group (excluding an individual who is receiving long-term disability benefits on the Distribution Date and whose most recent active employment was with any member of the Pre-Distribution Group in the Arch Business); provided, however,
                                                            --------  -------
that an Employee of Olin or its Affiliates on the Distribution Date who becomes a Subsequent Arch Employee shall not be considered an Olin Employee once he or she becomes a Subsequent Arch Employee.

          "Olin Foreign Plan":  a Foreign Plan provided by, contributed to or
           -----------------
sponsored by one or more members of the Olin Group.

          "Olin Former Employee":  any individual who was, at any time before
           --------------------
the Distribution Date, an Employee of any member of the Pre-Distribution Group, and who is not an Olin Employee, an Arch Employee or an Arch Former Employee; provided that, if at any time on or before December 31, 1999, Arch and Olin determine that any one or more individuals were identified as Olin Former Employees in error and should have been identified as Arch Former Employees, and agree to correct such error, such individuals shall be considered Arch Former Employees, and Arch and Olin shall use their reasonable best efforts to implement the terms of this Agreement as they apply to such individuals as if such individuals had been correctly identified as of the Distribution Date.

          "Olin Group":  Olin and its Subsidiaries after the Distribution.
           ----------

          "Olin Incentive Plans":  collectively, the 1980 Stock Option Plan for
           --------------------
Key Employees of Olin Corporation and Subsidiaries (the "1980 Olin Stock Option Plan"); the 1988 Stock Option Plan for Key Employees of Olin Corporation and Subsidiaries (the "1988 Olin Stock Option Plan"); the 1996 Stock Option Plan for Key Employees of Olin Corporation and Subsidiaries (the "1996 Olin Stock Option Plan"); and the Olin 1991 Long-Term Incentive Plan, each as in effect on the Distribution Date.

          "Olin Option":  an option to purchase shares of Olin Common Stock
           -----------
granted pursuant to any of the Olin Incentive Plans.

          "Olin Participant":  any individual who is an Olin Employee, an Olin
           ----------------
Former Employee, or a Beneficiary of such an individual.

          "Olin Pension Plan":  the Olin Corporation Employees Pension Plan.
           -----------------

          "Olin Ratio":  the amount obtained by dividing (i) the opening price
           ----------
of Olin Common Stock on the first day of trading ex-dividend (the trading day after due bill trading ends) on the NYSE Composite Tape, as reported in The Wall Street Journal, by (ii) the closing price on the last day of trading of Olin Common Stock with due bills on the NYSE Composite Tape, as reported in The Wall Street Journal.

          "Olin Restricted Stock Units":  units representing restricted shares
           ---------------------------
of Olin Common Stock granted pursuant to, and subject to forfeiture under, any of the Olin Incentive Plans.

          "Olin Supplemental Plans":  collectively, the Olin Corporation Senior
           -----------------------
Executive Benefit Plan, the Olin

Supplementary Pension Plan, Olin Deferral Benefit Pension Plan and the Olin Supplemental Contributory Employee Ownership Plan, each as in effect on the Distribution Date.

          "Olin U.S. Welfare Plan":  any Olin Welfare Plan that is a U.S. Plan.
           ----------------------

          "Olin Welfare Plan":  any Welfare Plan of one or more members of the
           -----------------
Olin Group.

          "Plan":  any written or unwritten plan, policy, program, payroll
           ----
practice, ongoing arrangement, trust, fund, contract, insurance policy or other agreement or funding vehicle provided by, contributed to or sponsored by one or more members of the Olin Group or the Arch Group, providing benefits to Olin Participants or Arch Participants, regardless of whether it is mandated under local law or negotiated or agreed to as a term or condition of employment or otherwise, and regardless of whether it is governmental, private, funded, unfunded, financed by the purchase of insurance, contributory or noncontributory.

          "Pre-Adjustment Option":  defined in Section 2.5(b).
           ---------------------

          "Pre-Distribution Group":  the Olin Group and the Arch Group together,
           ----------------------
as in effect immediately prior to the Distribution Date.

          "Qualified Plan":  a Plan that is an "employee pension benefit plan"
           --------------
as defined in Section 3(2) of ERISA that constitutes, or is intended in good faith to constitute, a qualified plan under Section 401(a) of the Code.

          "Retained Arch Inactive Participant":  any Arch Former Employee who is
           ----------------------------------
a retired or terminated vested participant in the Olin Pension Plan whose termination under the Olin Pension Plan occurred prior to the Distribution Date, or a Beneficiary of any such Arch Former Employee.

          "Subsequent Arch Employee":  any individual who is identified as an
           ------------------------
Olin Employee as of the Distribution Date but who becomes an Employee of any member of the Arch Group after the Distribution Date but on or prior to February 8, 2000. An individual ceases to be an Olin Employee when he or she becomes a Subsequent Arch Employee.

          "Subsequent Olin Employee":  any individual who is identified as an
           ------------------------
Arch Employee as of the Distribution Date but who becomes an Employee of any member of the Olin Group after the Distribution Date but on or prior to February 8, 2000. An individual ceases to be an Arch Employee when he or she becomes a Subsequent Olin Employee.

          "Successor Plan":  defined in Section 2.1(a).
           --------------

          "Supplemental Employment Agreement":  any written enforceable
           ---------------------------------
agreement (other than Tier I Executive Agreements and Tier II Change in Control Agreements) between any member of the Pre-Distribution Group and any single Olin Employee, Olin Former Employee, Arch Employee or Arch Former Employee providing for post-retirement income, pension or welfare benefits (other than pursuant to a Welfare Plan, a Qualified Plan or a Supplemental Retirement Plan).

          "Supplemental Retirement Plan":  a U.S. Plan that is (i) an "employee
           ----------------------------
pension benefit plan" within the meaning of Section 3(2) or ERISA but is not a Qualified Plan, or (ii) an excess benefit plan under ERISA, including the Olin Supplementary Pension Plan, Olin Corporation Senior Executive Benefit Plan and the Olin Supplemental Contributing Employee Ownership Plan.

          "U.S. Plan":  any Plan that is not a Foreign Plan.
           ---------

          "Welfare Plan":  any Foreign Plan or U.S. Plan that is an "employee
           ------------
welfare benefit plan" as defined in Section 3(l) of ERISA (whether or not such plan is subject to ERISA).

                                  ARTICLE II

                          U.S. Plans and Stock Plans
                          --------------------------

          Section 2.1.  Qualified Retirement Plan.  Olin and Arch shall take all
                        --------------------------
steps necessary or appropriate so that the provisions of this Section 2.1 are implemented in a timely fashion, as more fully set forth below.

          (a)  Establishment of Successor Plan.  On or prior to the Distribution
               --------------------------------
Date, Arch shall establish a defined benefit pension plan that is a Qualified Plan (the "Successor Plan") that contains terms substantially similar to the terms in the Olin Pension Plan for the benefit of Arch Employees and Subsequent Arch Employees. Arch agrees that each Arch Employee or Subsequent Arch Employee shall (i) immediately become eligible to participate in the Successor Plan as of the Distribution Date (or in the case of a Subsequent Arch Employee, as of the date of transfer) and (ii) for all purposes (other than eligibility) under the Successor Plan, be entitled to service, compensation and the accrued benefit credited to such Arch Employee as of the Distribution Date (or in the case of a Subsequent Arch Employee, as of the date of transfer) under the terms of the Olin Pension Plan as if such service had been rendered to Arch, as if such compensation had been paid by Arch and as if such accrued benefit had originally been credited to such Arch Employee or Subsequent Arch Employee under the Successor Plan.

          (b)  Transfer of Assets and Liabilities to the Successor Plan.
               ---------------------------------------------------------
Subject to the completion of the asset transfer described in the next paragraph, Olin shall arrange for the transfer from the Olin Pension Plan to the Successor Plan and the Successor Plan shall assume and be responsible for all Liabilities of the Olin Pension Plan with respect to benefits accrued by Arch Employees and Subsequent Arch Employees (including disability pensions) through the Distribution Date (or through the date of transfer in the case of a Subsequent Arch Employee) and, effective upon such transfer, the members of the Olin Group shall have no further responsibility for such Liabilities. All Liabilities of the Olin Pension Plan attributable to Retained Arch Inactive Participants shall be retained by the Olin Pension Plan and the members of the Arch Group shall have no responsibility for such Liabilities.

          As soon as practicable after the Distribution Date, Olin shall cause to be transferred from the trust established under the Olin Pension Plan to the trust established under the Successor Plan a portion of the assets thereof, as provided hereinbelow. As soon as practical following the Distribution Date, the Enrolled Actuary will estimate preliminarily the amount of assets to be transferred by multiplying the fair market value of the assets in the trust established under the Olin Pension Plan as of the last day of the month prior to the Distribution Date by the ratio of (x) the Liabilities attributable to Arch Employees which shall be equal to the projected benefit obligations determined as of the Distribution Date of Arch Employees who are participants in the Olin Pension Plan to (y) all Liabilities under the Olin Pension Plan which shall be equal to the projected benefit obligations determined as of the Distribution Date of all participants in the Olin Pension Plan (including Arch Former Employees and Olin Former Employees). Projected benefit obligations will be determined based on the assumptions used for purposes of Financial Accounting Standards No. 87 in the disclosure footnote in Olin's 1998 Annual Report to Shareholders (the "FAS 87 Assumptions"). If necessary, the amount determined to be transferred will be adjusted to comply with Code Section 414(l) as a result of the transfer to and assumption of Liabilities by the Successor Plan, as reasonably and equitably determined by the Enrolled Actuary using the asset allocation methodology set forth in Section 4044 of ERISA, the PBGC safe harbor assumptions referred to in Treasury Regulation Section 1.414(l)- 1(b)(5)(ii) and the pre-retirement withdrawal assumption used by Olin in the above-referenced FAS-87 disclosure. As soon as practicable after the Distribution Date and after receipt of the opinion of counsel described in
Section 2.1(d) hereof, Olin shall cause 85% of the amount determined above (increased by interest at the settlement rate included in the FAS-87 Assumptions from the Distribution Date to the date of such transfer) to be transferred from the trust under the Olin Pension Plan to the trust established under the Successor Plan (the "Initial Transfer"). On or about August 31, 1999, Olin will cause an additional amount to be transferred to the trust established under the Successor Plan (the "Subsequent Transfer") equal to the excess of (i) the actual amount to be transferred as determined by the Enrolled Actuary using the methodology described above, over (ii) the amount previously transferred provided that such amount will be credited with interest at the settlement rate included in the FAS-87 Assumptions from the date of the Initial Transfer to the date of the Subsequent Transfer and shall be reduced by all benefit payments paid from the Olin Pension Plan to Arch Employees who retire or otherwise terminate employment on or after the Distribution Date but prior to the date of actual transfer.

          On or about February 1, 2000, the Enrolled Actuary will determine a net amount ("Net Amount") equal to the greater of the (i) the excess of (A) the additional assets and related Liabilities that are required to be transferred to the trust established under the Successor Plan from the trust established under the Olin Pension Plan as a result of Olin Employees who become Subsequent Arch Employees over (B) the additional assets and related Liabilities that should be transferred from the trust established under the Successor Plan to the trust established under the Olin Plan as a result of Arch Employees who become Subsequent Olin

Employees or (ii) the excess of (B) above over (A). Such Liabilities will be based on the individual's accrued benefit under the applicable plan as of the date of transfer of such individual. The assets representing the Net Amount to be transferred from the appropriate trust shall be based on the same proportionate percentage as applied in the preceding paragraph; provided,
                                                                ---------
however, that if necessary, the amount to be transferred will be adjusted to
--------
comply with Code Section 414(l). Interest (at the same rate as was used for the initial transfer) shall be credited on the Net Amount and transferred along with the Net Amount to the trust that will be receiving the transfer, which Net Amount will be transferred to the appropriate trust as soon as practicable.

          (c)  Union Contracts.  Arch shall honor and assume all rights and
               ----------------
obligations of Olin, and shall become the successor employer under union contracts covering Arch Employees and such employees will be eligible to participate in the Successor Plan subject to the provisions of any union consent required to implement paragraph (a) of this Section 2.1.

          (d)  Implementation.  Arch and Olin shall, in connection with the
               ---------------
actions taken pursuant to this Section 2.1, cooperate in making any and all appropriate filings required under the Code or ERISA, and the regulations thereunder and any applicable securities laws, implementing all appropriate communications with participants, transferring appropriate records, and taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.1 in a timely manner and to cause the transfer of assets pursuant to Section 2.1(b) to take place as soon as practicable after the Distribution Date (or in the case of a Subsequent Arch Employee, as soon as practicable following January 31, 2000); provided, however, that such transfer
                                         --------  -------
shall not take place until Olin receives an opinion of counsel satisfactory to Olin (or a copy of a favorable determination letter from the Internal Revenue Service) to the effect that the Successor Plan is in form qualified under
Section 401(a) of the Code, and the related trust is in form exempt under
Section 501(a) of the Code.

          Section 2.2.  Supplemental Retirement Plans and Employment Agreements.
                        --------------------------------------------------------
(a)  Establishment of Successor Supplemental Retirement Plans.  On or prior to
     ---------------------------------------------------------
the Distribution Date, Arch shall establish nonqualified

Supplemental Retirement Plans for the benefit of Arch Employees and Subsequent Arch Employees that will contain terms that are substantially similar to those contained in the Olin Supplemental Plans. Arch agrees that each Arch Employee and Subsequent Arch Employee shall, for all purposes under the Supplemental Retirement Plans, be entitled to service, compensation and the accrued benefit (or account balance, as the case may be) credited to such Arch Employee as of the Distribution Date (or in the case of a Subsequent Arch Employee, the date of transfer) under the terms of the Olin Supplemental Plans as if such service had been rendered to Arch, as if such compensation had been paid by Arch and as if such accrued benefit (or account balance) had originally been credited to such Arch Employee under the Supplemental Retirement Plans of Arch provided that in the case of a Subsequent Arch Employee who is participating in an Arch Supplemental Retirement Plan that is a defined benefit plan, his or her benefit from such plan shall be offset by the benefit payable (regardless of whether or not actually paid) under the comparable Olin Supplemental Plan (assuming the terms of which do not change after the Distribution Date). All reserves and liabilities held under the Olin Supplemental Plans with respect to Arch Employees (who are determined to be Arch Employees on the Distribution Date) shall be transferred to Arch. Arch shall be responsible for all claims arising under the Supplemental Retirement Plans with respect to Arch Employees whether incurred before, on or after the Distribution Date and the Olin Group shall have no responsibility for such claims. All reserves and Liabilities determined through the date of transfer held under the Olin Supplemental Plans with respect to Subsequent Arch Employees shall remain with Olin. To the extent an Arch Employee becomes a Subsequent Olin Employee, any reserves and Liability for such Arch Employee under such Arch Supplemental Retirement Plan through the date of transfer shall be retained by Arch and if such individual is participating in an Olin Supplemental Plan that is a defined benefit plan, his or her benefit from such plan shall be offset by the benefit payable (regardless of whether or not actually paid) under the comparable Arch Supplemental Retirement Plan (assuming the terms which do not change after the Distribution Date). Olin shall include similar provisions in the Olin Supplemental Plans for Subsequent Olin Employees as the Arch Supplemental Retirement Plans include for Subsequent Arch Employees.

          (b)  Olin's Supplemental Plans.  Effective as of the Distribution
               --------------------------
Date, Olin shall continue to sponsor the

Olin Supplemental Plans, subject to the terms thereof. Olin hereby retains all liability for benefits (whether funded or unfunded) that have accrued prior to the Distribution Date under the Olin Supplemental Plans with respect to Arch Former Employees.

          (c)  Supplemental Employment Agreements. Effective as of the
               -----------------------------------
Distribution Date, Arch shall assume and be solely responsible for all Liabilities of the Pre-Distribution Group relating to Supplemental Employment Agreements with Arch Employees. Arch and Olin shall cooperate in taking all actions necessary or appropriate to implement the foregoing, including amending any Supplemental Employment Agreement and obtaining any necessary consents of affected individuals.

          Section 2.3.  Qualified Defined Contribution Plan. (a)  Olin CEOP.
                        ------------------------------------      ----------
As of the Distribution Date, Olin and Arch will take such steps as are necessary or desirable to convert the Olin CEOP into a multiple employer plan in which both Olin and Arch shall be participating employers. On and after the Distribution Date, employer contributions made on behalf of Arch Employees will be made solely by Arch. As of a date to be determined by Arch which may not be more than two years after the Distribution Date, Arch shall establish an Arch SIP and shall no longer participate in the Olin CEOP. Under the multiple employer plan, Arch Employees will become 100% vested in matching contributions following completion of five years of service (including prior service with Olin). Arch Common Stock received by Olin Employees in the Olin CEOP as a result of the Distribution that is attributable to (i) Olin contributions made before the Distribution may be retained in Arch Common Stock or reinvested in Olin Common Stock at the participant's election at any time and (ii) employee contributions may be retained in Arch Common Stock or reinvested in any other available option under the Olin CEOP at the participant's election at any time. Except as provided in the preceding sentence, contributions made to or held under the Olin CEOP on behalf of Olin Employees may not be invested in Arch Common Stock. Dividends on Arch Common Stock in accounts of Olin Employees will be reinvested in Olin Common Stock. Olin Common Stock held in the accounts of Arch Employees that is attributable to (i) Olin contributions made before the Distribution may be retained in Olin Common Stock or reinvested only in Arch Common Stock at the participant's election and (ii) employee contributions may be retained in Olin Common Stock or reinvested in any other available option under the Olin CEOP at the participant's election. Except as provided in the preceding sentence, contributions after the Distribution Date made to or held under the Olin CEOP on behalf of Arch Employees may not be invested in Olin Common Stock. Dividends on Olin Common Stock in accounts of Arch Employees will be reinvested in Arch Common Stock.

          (b)  Implementation.  Olin and Arch shall cooperate in making all
               ---------------
appropriate filings required under the Code or ERISA, and the regulations thereunder and any applicable securities laws, implementing all appropriate communications with participants, maintaining, and transferring appropriate records, and taking all such other actions as may be necessary and appropriate to implement the provisions of this Section 2.3.

          Section 2.4.  Welfare Plans.  (a)  Pre-Retirement Welfare Plans.  Arch
                        --------------       -----------------------------
shall take, and shall cause the other members of the Arch Group to take, all actions necessary or appropriate to establish, on or before the Distribution Date, Arch U.S. Welfare Plans to provide each Arch Employee and Subsequent Arch Employee in the United States with benefits substantially similar to the benefits provided to him or her under the Olin U.S. Welfare Plans. The Arch Group shall assume, and shall be solely responsible for, all Liabilities in connection with unpaid health care and short-term and long-term disability claims by or in respect of Arch Employees in the United States for benefits under the Olin Welfare Plans whether incurred before, on or after the Distribution Date and the Olin Group shall have no responsibility for such claims. With respect to Subsequent Arch Employees, the Olin Group shall assume, and shall be solely responsible for all Liabilities in connection with unpaid health care and short-time and long-term disability incurred claims by or in respect of such individuals prior to their transfer to any member of the Arch Group and Arch shall be responsible for such claims incurred by or in respect of such individuals on or subsequent to such transfer. With respect to other benefits provided under Olin Welfare Plans (including job transition benefits, accidental death benefits, group-term life insurance and tuition aid): (i) the Arch Group shall assume, and shall be solely responsible for, all Liabilities for such claims payable to Arch Employees and/or Subsequent Arch Employees where the event giving rise to the claim occurs on or after the Distribution Date (or on or after the date of transfer for Subsequent Arch Employees) and the Olin Group shall have no responsibility for such claims and (ii) the Olin Group shall assume, and be responsible for such claims payable to (A) Arch Participants and Subsequent Arch Employees where the event giving rise to the claim occurs prior to the Distribution Date (or in the case of a Subsequent Arch Employee, prior to the date of transfer) and (B) Olin Participants whether the claim incurred before, on or after the Distribution Date; and the Arch Group shall have no responsibility for such claims. Claims for tuition aid benefits shall be considered incurred when the semester or course is successfully completed.

Olin shall take all actions necessary or appropriate to transfer a proportionate share of the assets held under the voluntary employee benefit association trust ("VEBA") maintained by Olin and attributable to long-term disability benefits to a VEBA established by Arch. Such proportionate share shall be equal to the product of (i) the fair market value of the assets in the VEBA as of the Distribution Date earmarked for long-term disability benefits and (ii) the ratio of the Liabilities for long-term disability benefits attributable to Arch Employees to the Liabilities for long-term disability benefits for Olin Employees, Olin Former Employees, Arch Employees and Arch Former Employees. In determining such Liabilities, a 7-1/2% interest assumption shall be used. Olin shall transfer the same proportionate share of reserves on its books to Arch for such long-term disability benefits. Olin shall retain responsibility for continuation health coverage benefits under the Olin Welfare Plans for Arch Former Employees providing health benefits under ERISA section 601(a) whether the claims are incurred before, on or after the Distribution Date.

          (b)  Flexible Spending Account Plan.  Prior to the Distribution Date,
               -------------------------------
Arch shall establish a flexible spending account plan (which shall provide benefits substantially similar to the Flexible Spending Account Plan of Olin Corporation) to assume Liabilities of Arch Employees and Subsequent Arch Employees in the Flexible Spending Account Plan of Olin Corporation. As soon as practicable after the Distribution Date (or in the case of a Subsequent Arch Employee, the date of transfer), Olin shall transfer to Arch an amount equal to the monies deducted from the compensation of such individuals during the calendar year in which the Distribution Date occurs reduced by the amount of benefits paid under such plan during such year. Olin and Arch shall take all other action necessary or appropriate so that, effective as of the Distribution Date, Arch shall assume and be solely responsible for all flexible spending account

Liabilities of such individual under its flexible spending account plan. Olin shall retain liability for Arch Former Employees and for any claims incurred in the calendar year preceding the year of the Distribution under the Flexible Spending Account Plan of Olin Corporation.

          (c)  Assigned Split Dollar and Corporate-Owned Life Insurance
               --------------------------------------------------------
Policies.  Olin and Arch shall take all actions necessary or appropriate to
---------
assign to Arch, effective as of the Distribution Date, all of the rights and interests of the Pre-Distribution Group in the split dollar life insurance policies insuring the lives of Arch Participants pursuant to the Split Dollar Life Insurance Program (such policies, the "Assigned Split Dollar Policies"). Such actions shall include Arch's acceptance of any collateral assignments, policy endorsements or such other documentation executed by or on behalf of such Arch Participants or any trustee of any trust to which any Arch Participant's policy rights or incidents of ownership under the Assigned Split Dollar Policies have been assigned, and Arch's entering into such agreements as may be necessary to fulfill any obligations of Olin to any insurance company or insurance agent or broker under Assigned Split Dollar Policies. From and after the date of the assignment of any Assigned Split Dollar Policy to Arch, Arch shall assume and be solely responsible for all Liabilities, and shall be entitled to all benefits, of the Pre-Distribution Group to the applicable Arch Participant under his or her Split Dollar Policy, including under any related agreements entered into by such Arch Participant or any such trustee.

Olin shall retain and pay any premiums or take any action required to keep any corporate-owned life insurance ("COLI") insuring the lives of Arch Participants in force. Olin shall be entitled to the life insurance proceeds when payable and Olin shall pay the related $5,000 to the Arch Participant's Beneficiary when payable in accordance with COLI plan provisions. For purposes of COLI, the Arch Participant will be deemed to be an Olin Employee.

          (d)  Post-Retirement Medical and Life Insurance Benefits.  Effective
               ----------------------------------------------------
as of the Distribution Date, Olin shall continue to sponsor the retiree medical benefit and life insurance plans of Olin. Olin agrees that it will retain all liability with respect to medical and life insurance benefits provided to Arch Former Employees who retired or otherwise terminated prior to the Distribution Date. Effective as of the Distribution Date, Arch shall adopt a medical benefit plan substantially similar to Olin's retiree benefits plan program. Such plan shall provide credit to Arch Employees and Subsequent Arch Employees for service with Olin on the same basis as credit for such service was provided under Olin's plan. Other than possible increases in employee contributions, Arch agrees that the benefits provided under its retiree medical benefits program shall not be reduced or terminated prior to the fifth anniversary of the Distribution Date. Arch hereby agrees to assume, and shall indemnify and hold Olin harmless from and against, all claims brought against any member of the Olin Group under Olin's retiree medical benefit plans by any Arch Employee or Subsequent Arch Employee who retires after the Distribution Date. If an Arch Employee is transferred to Olin or any of its Affiliates by the Arch Group on or prior to January 31, 2000, Olin shall be responsible for such individual's retiree medical benefits.

          (e)  Implementation.  Olin agrees to provide Arch or its designated
               ---------------
representative with such information (in the possession of a member of the Olin Group and not already in the possession of a member of the Arch Group) as may be reasonably requested by Arch in order to carry out the requirements of this
Section 2.4.

          Section 2.5.  Options.  (a)  Arch Long Term Incentive Plan.  Arch
                        --------       ------------------------------
shall take all actions necessary or appropriate to establish on or before the Distribution Date the Arch Chemicals, Inc. 1999 Long Term Incentive Plan which shall contain terms that are substantially similar to the terms provided under the Olin 1991 Long Term Incentive Plan.

          (b)  Olin Options.  Olin and Arch shall take all actions necessary or
               -------------
appropriate so that each Olin Option is adjusted and/or replaced as set forth below.

          (1)  Certain Employees and Former Employees of the Olin Group.   This
               ---------------------------------------------------------
Section 2.5(b)(1) sets forth the treatment in the Distribution of each Olin Option that is, as of the Distribution Date, outstanding and held by an Olin Employee employed by (or Olin Former Employee formerly employed by) a member of the Olin Group other than Olin, or a Beneficiary of any such Employee. Each such Olin Option ("Pre-Adjustment Option") shall be adjusted to constitute an Olin option (a "New Olin Option") and an Arch SAR. With respect to each New Olin Option (i) the number of shares of Olin Common Stock subject to such New Olin Option shall equal the number of shares of Olin Common Stock subject to the Pre-Adjustment Option, and (ii) the per-share exercise price of such New Olin Option shall equal the per-share exercise price of such Pre-Adjustment Option, as applicable, multiplied by the Olin Ratio (rounded down to the nearest whole cent). With respect to each such Arch SAR (i) the number of shares of Arch Common Stock subject to such Arch SAR shall equal the number of shares of Olin Common Stock subject to the Pre-Adjustment Option multiplied by the Distribution Ratio (rounded up to the nearest whole share), and (ii) the per-share base amount of such Arch SAR shall equal the per-share exercise price of such Pre-Adjustment Option multiplied by the Arch Ratio (and then rounded down to the nearest whole cent).

          (2)  Other Olin Participants and Arch Participants.  This Section
               ----------------------------------------------
2.5(b)(2) sets forth the treatment in the Distribution of each Olin Option that is, as of the Distribution Date, outstanding and held by an Olin Participant (other than one described in Section 2.5(b)(1)), or by an Arch Participant. As of the Distribution Date, each such outstanding Olin Option shall be adjusted to constitute two options (one a "New Olin Option" and the other an "Arch Option") as provided in this Section 2.5(b)(2). With respect to each such New Olin Option, (i) the number of shares of Olin Common Stock subject to such New Olin Option, shall equal the number of shares of Olin Common Stock subject to the Pre-Adjustment Option, and (ii) the per-share exercise price of such New Olin Option shall equal the per-share exercise price of such Pre-Adjustment Option, as applicable, multiplied by the Olin Ratio (rounded down to the nearest whole cent). With respect to each such Arch Option (i) the number of shares of Arch Common Stock subject to such Arch Option shall equal the number of shares of Olin Common Stock subject to the Pre-Adjustment Option multiplied by the Distribution Ratio (rounded up to the nearest whole share), and (ii) the per-share exercise price of such Arch Option shall equal the per-share exercise price of such Pre-Adjustment Option multiplied by the Arch Ratio (rounded down to the nearest whole cent).

          (c)  Terms of Options and Arch SARs.  The terms and conditions of each
               -------------------------------
New Olin Option, Arch Option and/or Arch SAR adjusted pursuant to this Section
2.5 shall be the same as those of the Olin Option it replaces, except as otherwise specifically provided in this Section 2.5 and except that (1) in the case of such options issued under the Olin 1980 Stock Option Plan to individuals who become Arch

Employees, such options shall expire no later than on the earlier of (i) the end of their original term or (ii) the second anniversary of the Distribution Date, or (2) in the case of such options issued under the Olin 1988 Stock Option Plan or the Olin 1996 Stock Option Plan to individuals who become Arch Employees, such options shall expire no later than at the end of their original term. With respect to individuals who become Arch Employees, references to employment with or termination of employment with the Olin Group shall be changed to references to employment with or termination of employment with the Arch Group, and (ii) other references to the Olin Group shall be changed to references to the Arch Group as appropriate.

          (d)  Delivery of Shares and Cash.  Effective as of the Distribution
               ----------------------------
Date, New Olin Options and Arch Options held by Arch Employees shall be transferred to the Arch Chemicals, Inc. 1999 Long Term Incentive Plan. New Olin Options, Arch Options and Arch SARs held by Olin Employees, Olin Former Employees, Subsequent Arch Employees and Arch Former Employees shall be retained by the Olin Incentive Plans. Olin shall be solely responsible for the delivery of Olin Common Stock upon exercise of New Olin Options in exchange for payment of the exercise price and Arch shall be solely responsible for the delivery of Arch Common Stock upon exercise of Arch Options, in each case in exchange for payment of the applicable exercise price. Olin shall assume and be solely responsible for all Liabilities with respect to Arch SARs which shall be issued under the Olin Incentive Plans. Any adjustment to or cash-out of New Olin Options made by Olin in accordance with the Olin Incentive Plans shall apply to all outstanding New Olin Options including those transferred to an Arch Plan and Olin shall be liable for such adjustment or cash-out. Similarly, any adjustment to or cash-out of Arch Options made by Arch in accordance with the Arch Chemicals, Inc. 1999 Long Term Incentive Plan shall apply to all outstanding Arch Options resulting from the Distribution, including those held under Incentive Plans, and Arch shall be liable for such adjustment or cash-out.

          (e)  Implementation.  Olin and Arch shall each maintain a registration
               ---------------
statement on Form S-8 to cover all of their respective outstanding options, regardless of who holds such options. Notwithstanding the foregoing provisions of this Section 2.5, if either Olin or Arch determines that because of legal, accounting, tax, and/or regulatory rules or requirements applicable to options, or restricted stock in any jurisdiction outside the United States, compliance with any of its obligations under this Section 2.5 with respect to options, or restricted stock held by or to be issued to any individual employed outside the United States would be impossible, illegal, impracticable or unreasonably expensive, it shall so notify the other party, and Arch and Olin shall use their best efforts to agree to appropriate alternative arrangements.

          Section 2.6.  Executive and Director Compensation Plans.  (a)  1998
                        -----------------------------------------        ----
Incentive Awards.  Arch Employees and Former Arch Employees who were
-----------------
participating in the EVA Management Incentive Compensation Plan will be entitled to receive an annual incentive bonus award with respect to 1998 performance assuming plan provisions are satisfied.

          (b)  Other Equity Awards.  Olin shall continue to sponsor the Olin
               --------------------
1991 Long-Term Incentive Plan for the benefit of Olin Participants and Former Arch Employees. Immediately prior to the Distribution Date, holders of Olin Restricted Stock Units (whether an Olin Participant or an Arch Participant) shall be credited with one Arch Restricted Stock Unit for every two Olin Restricted Stock Units credited to them under an Olin Plan. Such Arch Restricted Stock Units shall be subject to substantially the same restrictions as the Olin Restricted Stock Units except that with respect to Arch Employees, any requirement for continued employment with the Olin Group shall be deemed to refer to continued employment with the Arch Group. All liability for Olin Restricted Stock Units and Arch Restricted Stock Units held by Arch Employees shall be transferred to the Arch Chemicals, Inc. 1999 Long Term Incentive Plan immediately prior to the Distribution Date and all reserves related to such units attributable to Arch Employees who are determined to be Arch Employees on the Distribution Date shall be transferred to Arch. Olin shall take all actions necessary or appropriate to provide that each individual who is expected to become an Arch Employee who has "Olin Performance Unit Plan" retention units shall have the payment of such units accelerated and paid out prior to the Distribution Date in Olin Common Stock.

          (c)  Deferred Compensation Plan.  Olin will continue to sponsor the
               ---------------------------
Olin Corporation Employee Deferral Plan ("Olin Deferral Plan") for the benefit of Olin Participants and Arch Former Employees. Arch shall take all actions necessary or appropriate to establish before the Distribution Date, a Deferred Compensation Plan which shall contain terms that are substantially similar to the terms contained in the Olin Deferral Plan. Immediately prior to the Distribution Date, participants in the Olin Deferral Plan (whether Olin Participants or Arch Participants) who have an account invested in phantom shares of Olin Common Stock shall be credited with one phantom share of Arch Common Stock for every two phantom shares of Olin Common Stock credited to their accounts. All liability for phantom shares of Arch Common Stock and Olin Common Stock credited to Arch Employees and related cash accounts for such employees and all related reserves attributable to Arch Employees who are determined to be Arch Employees on the Distribution Date shall be transferred to Arch immediately prior to the Distribution Date.

          (d)  Benefits for Non-Employee Directors.  Arch shall take all actions
               ------------------------------------
necessary or appropriate to establish on or before the Distribution Date, a stock plan for non-employee directors which shall contain terms that are similar to the terms contained in the Olin Corporation 1997 Stock Plan for Non-Employee Directors; provided, however, that in lieu of or in addition to the annual
           --------  -------
grants of shares of Arch Common Stock to non-employee directors, the board of directors of Arch may elect to grant options to purchase shares of Arch Common Stock and/or performance shares. Phantom shares of Olin Common Stock and Arch Common Stock (after an adjustment which is similar to the Distribution) credited to Arch directors will be transferred to the Arch stock Plan for non-employee directors.

          (e)  Dividend Equivalents.  Dividend equivalent units on Olin
               ---------------------
Restricted Stock Units and phantom shares of Olin Common Stock will be reinvested in Olin Restricted Stock Units and phantom shares of Olin Common Stock, respectively. Similarly, dividend equivalent units on Arch Restricted Stock Units and phantom shares of Common Stock will be reinvested in Arch Restricted Stock Units and phantom shares of Arch Common Stock, respectively. Effective as of the Distribution Date, (i) Arch shall assume and be solely responsible for all Liabilities (whether accrued, contingent or otherwise) with respect to dividend equivalent units on awards held by Arch Employees, and (ii) Olin shall assume or retain, as applicable, and be solely responsible for all Liabilities (whether accrued, contingent or otherwise) with respect to dividend equivalent units on awards held by Olin Participants or Former Arch Employees.

                                  ARTICLE III

                                 Foreign Plans
                                 -------------

          Section 3.1.  General Principles.  This Section 3.1 sets forth certain
                        -------------------
general principles relating to Foreign Plans; however, exceptions may be made to those general principles as set forth in Section 3.2. Olin and Arch shall take all actions necessary or appropriate so that, effective no later than the Distribution Date, all Foreign Plans have been divided and/or new Foreign Plans established (to the extent necessary) so that all benefits of Olin Participants under Foreign Plans (whether accrued or payable before, on or after the Distribution Date) are provided by Olin Foreign Plans, and all benefits of Arch Participants under Foreign Plans (whether accrued or payable before, on or after the Distribution Date) are provided by Arch Foreign Plans. If any Foreign Plan that is separated into an Olin Foreign Plan and an Arch Foreign Plan in connection with or in anticipation of the Distribution is funded through a trust, insurance contract or other funding vehicle, then such funding vehicle shall be divided between such Olin Foreign Plan and Arch Foreign Plan on an equitable basis. From and after the Distribution Date: (i) the members of the Olin Group and the Olin Foreign Plans shall assume or retain, as applicable, and shall be solely responsible for, all Liabilities of the Pre-Distribution Group arising out of or relating to the Olin Foreign Plans; and (ii) the members of the Arch Group and the Arch Foreign Plans shall assume or retain, as applicable, and shall be solely responsible for, all Liabilities arising out of or relating to the Arch Foreign Plans.

          Section 3.2.  Exceptions to General Principles. Olin and Arch
                        ---------------------------------
recognize that it is possible that, in certain cases, applicable law may prohibit the implementation of the general principles set forth in Section 3.1, or that there may be special circumstances making such implementation inadvisable or impractical. In all such cases, such general principles shall not be implemented and Olin and Arch shall use best efforts to develop and implement an alternative approach, and shall enter into such additional agreements as may be necessary or appropriate in connection therewith.

                                  ARTICLE IV

                              General Provisions
                              ------------------

          Section 4.1.  Employment Transfers; Severance Pay. (a)  Arch and Olin
                        ------------------------------------
shall take all steps necessary and appropriate so that, on or immediately after the Distribution Date, all individuals who have been designated to be Arch Employees are employed by a member of the Arch Group, and all individuals who have been designated to be Olin Employees are employed by a member of the Olin Group.

          (b) Arch and Olin agree that, except as specifically provided by law or otherwise in this Agreement, individuals who, in connection with the Distribution, cease to be Olin Employees and become Arch Employees shall not be deemed to have experienced a termination or severance of employment from Olin and its subsidiaries for purposes of any Olin Plan that provides for the payment of severance, redundancy, salary continuation or similar benefits.

          Section 4.2.  Recognition of Olin Employment Service, Etc.  The Arch
                        --------------------------------------------
Plans shall, to the extent permitted by applicable law, recognize service before the Distribution with the Pre-Distribution Group as service with the Arch Group. Each Arch Welfare Plan shall, to the extent permitted by applicable law, provide benefits to Arch Employees without interruption or change solely as a result of the transition from the corresponding Olin Welfare Plans, and, without limiting the generality of the foregoing: (a) shall, to the extent applicable, recognize all amounts applied to deductibles, out-of-pocket maximums and lifetime maximum benefits with respect to Arch Employees under the corresponding Olin Welfare Plan for the plan year that includes the Distribution Date and for prior periods (if applicable); (b) shall, to the extent applicable, not impose any limitations on coverage of preexisting conditions of Arch Employees except to the extent such limitations applied to such Arch Employees under the corresponding Olin Welfare Plan immediately before such Arch Welfare Plan became effective; and (c) shall not impose any other conditions (such as proof of good health, evidence of insurability or a requirement of a physical examination) upon the participation by Arch Employees who were participating in the corresponding Olin Welfare Plan immediately before such Arch Welfare Plan became effective.

          Section 4.3.  Workers' Compensation.  Arch shall be responsible for
                        ----------------------
all workers' compensation claims payable to or on behalf of Arch Participants and Subsequent Arch Employees whether arising before, on or after the Distribution Date; provided, however, that with respect to such individuals
                   --------  -------
receiving or entitled to receive workers' compensation benefits on the Distribution Date, Olin shall pay or cause to be paid such benefits on and after the Distribution Date and shall be reimbursed for such payments by Arch to the extent not covered by Olin's insurance. Accruals for such Liabilities shall be transferred to Arch.


                                   ARTICLE V

                                 Miscellaneous
                                 -------------

          Section 5.1.  Guarantee of Subsidiaries' Obligations.  Each of the
                        ---------------------------------------
parties hereto shall cause to be performed, and hereby guarantees the performance and payment of, all actions, agreements, obligations and Liabilities set forth herein to be performed or paid by any Subsidiary of such party which is contemplated by the Distribution Agreement to be a Subsidiary of such party on or after the Distribution Date.

          Section 5.2.  Disputes.  (a)  In any case in which Arch or Olin shall
                        ---------
disagree with the determination of an amount which this Agreement requires to be made by the Enrolled Actuary, each such disagreeing party shall have the right, within 30 days after receipt of notice of such determination, to engage, at its own expense, an independent expert to make the determination of such amount. If the amount determined by such independent experts should differ, such amount shall be reasonably and equitably determined by another independent expert selected by agreement between or among the Enrolled Actuary and such independent experts.

          (b) Any other dispute, controversy or claim arising out of or relating to this Agreement shall be governed by Article V of the Distribution Agreement.

          Section 5.3.  Sharing of Information.  Each of Olin and Arch shall,
                        -----------------------
and shall cause each of the other members of their respective Groups to, provide to the other all such information in its possession as the other may reasonably request to enable it to administer its employee benefit plans and programs, and to determine the scope of, and fulfill, its obligations under this Agreement. Such information shall, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event shall the party providing such information be obligated to incur any direct expense not reimbursed by the party making such request, nor to make such information available outside its normal business hours and premises except as the parties otherwise specifically agree. The right of the parties to receive information hereunder shall, without limiting the generality of the foregoing, extend to any and all reports, and the data underlying such reports, prepared by the Enrolled Actuary in making any determination under this Agreement or by any third party engaged pursuant to
Section 5.2.

          Section 5.4.  Termination.  This Agreement shall be terminated in the
                        ------------
event that the Distribution Agreement is terminated and the Distribution abandoned prior to the Distribution Date. In the event of such termination, neither party shall have any liability of any kind to the other party.

          Section 5.5. Rights To Amend or Terminate Plans; No Third Party
                       --------------------------------------------------
Beneficiaries.  Except as provided in Section 2.4(d), no provision of this
--------------
Agreement shall be construed (a) to limit the right of Olin, any other member of the Olin Group, Arch or any other member of the Arch Group to amend any Plan or terminate any Plan, or (b) to create any right or entitlement whatsoever in any Employee, former Employee or Beneficiary, including a right to continued employment or to any benefit under a Plan or any other compensation. This Agreement is solely for the benefit of the parties hereto and their respective subsidiaries and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

          Section 5.6.  Complete Agreement.  This Agreement and the agreements
                        -------------------
and other documents referred to herein shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

          Section 5.7.  Governing Law.  Subject to applicable U.S. federal law,
                        --------------
this Agreement shall be governed by and construed in accordance with the laws of the

Commonwealth of Virginia applicable to contracts executed therein and to be performed therein as to all matters, including matters of validity, construction, effect, performance and remedies.

          Section 5.8.  Notices.  All notices, requests, claims, demands and
                        --------
other communications hereunder shall be given in accordance with the provisions of Section 8.08 of the Distribution Agreement.

          Section 5.9.  Amendment and Modification.  This Agreement may be
                        ---------------------------
amended, modified or supplemented only by a written agreement signed by both of the parties hereto.

          Section 5.10.  Successors and Assigns.  This Agreement and all of the
                         -----------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, but neither this Agreement nor any of the rights, interests and obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party (which consent shall not be unreasonably withheld or delayed).

          SECTION 5.11.  Consent to Jurisdiction.  Without limiting the
                         ------------------------
provisions of Article V of the Distribution Agreement, each of the parties irrevocably submits to the exclusive personal jurisdiction and venue of (a) the Circuit Court of Henrico County, Commonwealth of Virginia, and (b) the United States District Court for the Eastern District of Virginia (Richmond Division), for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Eastern District of Virginia (Richmond Division) or if such suit, action or other proceeding may not be brought in such court for juris dictional reasons, in the Circuit Court of the Henrico County, Commonwealth of Virginia. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in the Distribution Agreement shall be effective service of process for any action, suit or proceeding in Virginia with respect to any matters to which it has submitted to jurisdiction in this Section 5.11. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Circuit Court of Henrico County, Commonwealth of Virginia, or (ii) the United States District Court for the Eastern District of Virginia (Richmond Division), and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum, and the right to object, with respect to such action, suit or proceeding, that such court does not have jurisdiction over such Party.

          Section 5.12.  Counterparts.  This Agreement may be executed in two or
                         -------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 5.13.  Interpretation.  The Article and Section headings
                         ---------------
contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect the meaning or interpretation of this Agreement.

          Section 5.14.  Legal Enforceability.  Any provision of this Agreement
                         ---------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Each party acknowledges that money damages would be an inadequate remedy for any breach of the provisions of this Agreement and agrees that the obligations of the parties hereunder shall be specifically enforceable.

          Section 5.15.  References; Construction. References to any "Article"
                         -------------------------
or "Section" without more, are to Articles or Sections to or of this Agreement. Unless otherwise expressly stated, "including", "includes" or "include" shall be deemed followed by the words "without limitation".


          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                                    OLIN CORPORATION,

                                        by
                                           -----------------------------------
                                           Name:  Johnnie M. Jackson, Jr.
                                           Title:  Vice President,
                                                   General Counsel and
                                                   Secretary


                                    ARCH CHEMICALS, INC.,

                                        by
                                           -----------------------------------
                                           Name:  Sarah A. O'Connor
                                           Title:  Vice President